IMPAIRMENT OF NONFINANCIAL ASSETS	12 Months Ended
Dec. 31, 2019
IMPAIRMENT OF NONFINANCIAL ASSETS
IMPAIRMENT OF NONFINANCIAL ASSETS

14)  IMPAIRMENT OF NON-FINANCIAL ASSETS

a)    Accounting policy

The Company annually reviews the net carrying amount of assets in order to evaluate events or changes in economic, operating or technological circumstances that may indicate impairment losses. When such evidence is found, and net carrying amount exceeds recoverable amount, a provision for impairment is recorded so as to adjust the net carrying amount to the recoverable amount.

The recoverable amount of an asset or a CGU is defined as the higher of value in use and net sales value. Thus, considering the convergence of product and service offerings, in addition, the Company's main operating asset is a single, broadly integrated network, which is used to provide all telecommunications services to its customers, therefore, the Company defines your business as a single CGU.

Upon estimation of the value in use of an asset or cash-generating unit, estimated future cash flows are discounted at present value using a discount rate Weighted Average Cost of Capital “WACC” which reflects the weighted rate between (i) the cost of capital (including specific risks) based on the Capital Asset Pricing Model; and (ii) the debt these components being applicable to the asset or CGU before taxes.

Whenever possible, the net sale value is determined based on a firm sale agreement executed on an arm’s length basis between knowledgeable and willing parts, adjusted by expenses attributable to the sale of assets or, when there is no firm sale agreement, based on the market price of an active market, or on the latest transaction price involving similar assets.

For assets excluding goodwill, an assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased.

A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine an asset’s or CGU recoverable amount since the last impairment loss was recognized. Any reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount or exceeds the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the statement of income.

The following assets have specific characteristics for impairment testing:

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Goodwill: Goodwill is tested for impairment annually at the reporting date or earlier when circumstances indicate that the carrying amount may be impaired. Where the recoverable amount is lower than the carrying amount, an impairment loss is recognized. Impairment losses relating to goodwill cannot be reversed in future periods.

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Intangible assets: Intangible assets with indefinite useful lives are tested for impairment annually at the reporting date either individually or at the CGU level, as appropriate, and when circumstances indicate that the carrying amount may be impaired.

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Determination of value in use: The key assumptions used to estimate value in use are: (i) revenues (projected considering the growth in customer base, growth in market revenue against GDP and the Company’s share of this market); (ii) variable costs and expenses (projected in accordance with the dynamics of the customer base, and fixed costs are projected in line with the historical performance of the Company, as well as with revenue growth); and (iii) capital investments (estimated considering the technological infrastructure necessary to enable the provision of services).

b) Key assumptions used in the calculation of value in use:

The value in use is mainly impacted by the following assumptions:

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Revenue growth: is based on the observation of the historical behavior of each revenue line, as well as trends based on market analysis. The projected revenue differs between product lines and services with a tendency of growth in broadband services, pay TV and IT compared to voice services (fixed). Mobile revenues follow the market trend, including mainly migrations from prepaid to postpaid, price convergence and growth in data and M2M.

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Capex volume: the projects and future needs were considered, both in line with the evolution of expected revenues and always aiming at better efficiency in the use of these investments. The Capex volume may also be impacted by inflation and currency fluctuations.

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Discount rate: represents the assessment of risks in the current market. The calculation of the discount rate is based on the Company’s specific circumstances and being calculated based on the WACC. The WACC takes into account both debt and equity. The cost of equity is derived from the expected return on investment by Company investors. The cost of debt is based on loans with interest income that the Company is obliged to honor. The specific risk segment is incorporated by applying individual notably Beta factors.

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Perpetuity growth rate: reflects the Company's condition to generate cash flow in an eternal manner. The percentage considered mainly takes into account investments over the projected period and reproduces the Company's condition in perpetuity.

c) Sensitivity to changes in assumptions:

The Company carries out a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in such test.

The following table shows the increases in/decreases in the percentage points (pp) which were assumed for the years ended December 31, 2019 and 2018:

Changes in key assumptions	In percentage points (p.p)
Financial variables
Discount rate	+/-	1.0
Perpetuity growth rates	+/-	0.5

Operating variables
OIBDA Margin	+/-	2.0
Capex/Revenues Margin	+/-	1.5

The sensitivity analysis performed at year-end 2019 and 2018 indicates that there are no significant risks arising from possible changes in the financial and operating variables, considered individually. In other words, the Company considers that within the above  limits, no losses would be recognized.

d)  Goodwill impairment testing

The Company assessed recoverability of goodwill carrying amounts based on the value in use and discounted cash flow method.

The process for determination of the value in use involves the use of assumptions, judgments and estimates on cash flows, such as revenue, cost and expense growth rates, estimated future investments and working capital and discount rates. The assumptions about cash flow increase projections were based on management’s estimates, market studies and macroeconomic projections. Future cash flows were discounted at the WACC rate.

Consistent with the economic analysis techniques, the assessment of value in use is made for a period of five years, and thereafter, considering the perpetuity of the assumptions based on the capacity of business continuity for an indefinite time. Management considered that the period of five years is adequate, based on its past experience in preparing cash flow projections.

The growth rate used to extrapolate projections beyond the five years period was 4.5% in 2019 and 2018.

The estimated future cash flows were discounted at a discount rate of 10.22% and 11.15%, which before taxes are 11.38% and 13.99% in 2019 and 2018, respectively, also in nominal values.

The inflation rate for the period analyzed in the projected cash flows was 3.8% and 4.0% in 2019 and 2018, respectively.

Key assumptions were based on the Company’s historical performance and reasonable macroeconomic assumptions grounded on financial market projections, documented and approved by the Company’s management.

Based on annual impairment testing of the Company’s assets, prepared using projections considering the financial statements on December 31, 2019 and 2018, growth projections and operating results for the year ended December 31, 2019 and 2018, no impairment losses or evidence of losses were identified, since the value was in use is higher than the net carrying amount as at the assessment date.